EXHIBIT 10.21

                          AFFILIATED INTEREST AGREEMENT

                                     between

                            D&E COMMUNICATIONS, INC.

                                       and

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

                                       and

                          RED ROSE COMMUNICATIONS, INC.


     This Agreement, dated June 7, 1996, is entered into by and between D&E COMMUNICATIONS, INC. (hereinafter, "D&E Communications"), a Pennsylvania holding company, DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY (hereinafter, "D and E Telephone"), a Pennsylvania business corporation, and RED ROSE COMMUNICATIONS, INC. (hereinafter, "Red Rose"), a Pennsylvania business corporation.

     WHEREAS, D and E Telephone is an operating public utility which provides telecommunications services within portions of Lancaster, Lebanon, and Berks Counties, in the Commonwealth of Pennsylvania, and is subject to Pennsylvania Public Utility Commission jurisdiction;

     WHEREAS, Red Rose d/b/a D and E Long Distance is an interexchange reseller of telecommunications services and is subject to Pennsylvania Public Utility jurisdiction;

     WHEREAS, as a result of a corporate restructuring, D and E Telephone and Red Rose are now each wholly-owned subsidiaries of D&E Communications, a holding company incorporated in the state of Pennsylvania; and

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     WHEREAS, D and E Telephone and Red Rose able to provide services and/or personnel to assist in the furtherance of D&E Communications; NOW, WHEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound thereby, D&E Communications, D and E Telephone and Red Rose hereby agree as follows:

                                   ARTICLE I

           Personnel and/or Services Provided by D and E Telephone and
                         Red Rose to D&E Communications

     A. D and E Telephone and Red Rose shall make certain of their qualified employees available to become officers of D&E Communications. Such employees may be appointed by the board of directors of D&E Communications to positions of president, vice president, secretary, chief financial officer and treasurer or assistants and to such other positions within D&E Communications as the board may designate.

     B. D and E Telephone and Red Rose shall make available to D&E Communications such technical, advisory, consultative, legal, and professional services as may be necessary to assist D&E Communications in achieving its business purposes, goals, and commitments. D and E Telephone and Red Rose, with the consent of D&E Communications, may engage a non-affiliated company or person to provide any services to D&E Communications covered by this Agreement.

     C. D and E Telephone shall keep the general books of account of D&E Communications, including records supplemental thereto, and prepare annual financial statements and analyses of accounts of D&E Communications and special accounting and financial reports required by D&E Communications. D and E Telephone shall prepare, or assist in the preparation of federal, state, and local tax returns for and to the extent required by D&E Communications.

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D and E Telephone shall maintain documents of D&E Communications such as minute books, charters, bylaws, contracts, deeds and other corporate records and shall administer an orderly program of records retention. It shall perform other corporate secretarial functions as required, including preparation of, notices of stockholder and director meetings and keeping the minutes thereof. D and E


Telephone shall review, and may assist in the preparation of, documents required by D&E Communications such as deeds, easements, contracts, licenses, charters, franchises, permits and regulatory reports.

     D. D and E Telephone shall coordinate financial arrangements with the financial community to arrange and provide for furnishing of D&E Communications' entire capital needs from other than internally generated sources.

     E. D and E Telephone shall assist D&E Communications in cash management and the development of investment programs.

     F. D and E Telephone shall review the insurance coverage of D&E Communications, recommend the types and limits of insurance adequate for its protection, assist in the placement of such insurance and investigation procedures and review claims and proposals for settlement.

                                   ARTICLE II

        Payment of Charges for Services Provided by D and E Telephone and
                         Red Rose to D&E Communications

     A. In consideration for the services and/or personnel provided to D&E Communications under this Agreement, unless such are subject to applicable tariff, D&E Communications shall pay the market rate when a market exists for such services and/or personnel. Otherwise, D&E Communications shall pay the cost incurred by D and E Telephone and Red Rose for such services and/or personnel, including the salary, wages, fee, and fringe benefit costs attributable to rendering said services, plus reimbursement for interest, taxes, and

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costs where D and E Telephone or Red Rose incurs such costs. To the extent that in D and E Telephone's or Red Rose's rendition of services and/or provision of personnel to D&E Communications, an element of cost cannot be directly assigned to one party or the other, then the cost shall be allocated between the parties in accordance with generally accepted accounting principles.

     B. Where applicable, the foregoing costs shall be incurred by D and E Telephone and Red Rose consistent with such cost accounting requirements as may be imposed by the Pennsylvania Public Utility Commission relating to transactions between a regulated telephone company and its affiliate.


                                   ARTICLE III

    D and E Telephone's and Red Rose's Duty to Provide Service to the Public

     D and E Telephone's and Red Rose's obligations under this Agreement shall remain subordinate to and shall not interfere with its duty to provide utility service to the public pursuant to the Public Utility Code, 66 Pa.
C.S.(section)101 et seq.

                                   ARTICLE IV

                               Term of Agreement

     After execution, this Agreement shall take effect upon the obtaining of any required regulatory approval(s), including the approval of the Pennsylvania Public Utility Commission. This Agreement shall continue in full force and effect until terminated upon ninety (90) days' written notice effective when sent. If there is a material breach of a term or condition by a party, then this Agreement may be terminated by the other party upon five (5) days' written notice effective when sent.

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                                   ARTICLE V

                                    Release

     No party to this Agreement shall be liable to the other for any special, incidental or consequential damages of any nature or for any reason, even if advised of the possibility of such damages, nor, except to the extent explicitly provided for herein, for any claims of any nature against the other by any third party.

                                   ARTICLE VI

                                Indemnification

     To the extent not prohibited by law, and except as otherwise provided herein, each party shall indemnify and hold harmless the other party from and against any loss, costs, claim, injury or liability brought by any person not a party hereto which relates to or arises out of the negligent or intentional acts of the indemnifying party or its employees.

                                  ARTICLE VII

                                  Severability

     In the event that one or more of the provisions contained herein shall, for any reason, be held to be unenforceable in any respect, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if the unenforceable provision had not been contained herein.

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                                  ARTICLE VIII

                                Nonassignability

     Neither D and E Telephone nor Red Rose shall assign any right or duties stated under this Agreement without the written consent of D&E Communications.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective corporate names by their duly authorized officers and attested to by their respective corporate Secretaries, as of the date first above written in this Agreement.


                                      D&E COMMUNICATIONS, INC.
ATTEST:                               By:

/s/ W. Garth Sprecher                 /s/ Anne B. Sweigart
---------------------                 ------------------------------------------
W. Garth Sprecher                                               Anne B. Sweigart
Secretary                                                 Chairman of the Board,
                                          President, and Chief Executive Officer
Dated:  9/4/96
      ----------

                                      DENVER AND EPHRATA TELEPHONE
                                      AND TELEGRAPH COMPANY
ATTEST:                               By:

/s/ W. Garth Sprecher                 /s/ G. William Ruhl
---------------------                 ------------------------------------------
W. Garth Sprecher                                                G. William Ruhl
Secretary                                                Chief Executive Officer

Dated:  9/4/96
      ----------

                                      RED ROSE COMMUNICATIONS, INC.
ATTEST:                               By:

/s/ W. Garth Sprecher                 /s/ Donald R. Kaufmann
---------------------                 ------------------------------------------
W. Garth Sprecher                                             Donald R. Kaufmann
Secretary                                                Chief Executive Officer

Dated:  9/4/96
      ----------
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                                    AFFIDAVIT

COMMONWEALTH OF PENNSYLVANIA :
                             : SS.
COUNTY OF LANCASTER          :



     DONALD R. KAUFMANN, being duly sworn according to law, deposes and says that he is Chief Executive Officer of RED ROSE COMMUNICATIONS, INC.; that he does verify this document to be a true and correct copy of the original Agreement between D&E COMMUNICATIONS, INC., the DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY and RED ROSE COMMUNICATIONS, INC.


                                                          /s/ Donald R. Kaufmann
                                                          ----------------------
                                                              Donald R. Kaufmann


Sworn and subscribed
before me this 4th day
of September, 1996.


Audrey L. Wingenroth
--------------------
Notary Public


My commission expires: Feb. 24, 1997


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                                   AFFIDAVIT


COMMONWEALTH OF PENNSYLVANIA :
                             : SS.
COUNTY OF LANCASTER          :


     G. WILLIAM RUHL, being duly sworn according to law, deposes and says that he is Chief Executive Officer of DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY; that he does verify this document to be a true and correct copy of the original Agreement between D&E COMMUNICATIONS, INC., the DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY and RED ROSE COMMUNICATIONS, INC.

                                                             /s/ G. William Ruhl
                                                             -------------------
                                                                 G. William Ruhl


Sworn and subscribed
before me this 4th
day of September, 1996.



/s/ Audrey L. Wingenroth
------------------------
Notary Public

My commission expires: Feb. 24, 1997





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                                    AFFIDAVIT


COMMONWEALTH OF PENNSYLVANIA :
                             : SS.
COUNTY OF LANCASTER          :


     ANNE B. SWEIGART, being duly sworn according to law, deposes and says that she is Chairman of the Board, President and Chief Executive Officer of D&E COMMUNICATIONS, INC.; that she does verify this document to be a true and correct copy of the original Agreement between D&E COMMUNICATIONS, INC., the DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY and RED ROSE COMMUNICATIONS, INC.


                                                            /s/ Anne B. Sweigart
                                                            --------------------
                                                                Anne B. Sweigart

Sworn and subscribed
before me this 4th
day of September, 1996.




/s/ Audrey L. Wingenroth
------------------------
Notary Public

My commission expires: Feb. 24, 1997